First Quarter 2024 Earnings Call Presentation 23 April 2024 Note: update footnote copyright year annually

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2023 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Deposits and loans increased both year-over-year and quarter-over-quarter Sequential quarter deposit growth funded loan growth and borrowings pay-down Total loans up $1.0 billion as compared to the prior year period Non-interest income increased year-over-year, supported by new commercial loan swap and wealth management fees Non-interest expense declined sequentially due to management of staffing and marketing costs Key credit quality metrics remained at low levels and favorable to peer bank averages WesBanco remains well-capitalized with solid liquidity and a strong balance sheet with capacity to fund loan growth Nationally recognized for credit quality, growth, and profitability Net Income Available to Common Shareholders and Diluted EPS(1) $33.2 million; $0.56/diluted share Total Deposits +10.0% QoQ (annualized); +4.8% YoY Total Loan Growth +8.1% QoQ (annualized); +9.0% YoY Non-Interest Income and Expense +10.8% YoY and (2.3%) QoQ, respectively Average loans to average deposits 88.7% Non-Performing Assets to Total Assets 0.19% Tangible Common Equity to Tangible Assets(1) 7.63% Deposit growth outpaces strong sequential quarter loan growth Note: financial and operational highlights during the quarter ended March 31, 2024 (1) Non-GAAP measure – please see reconciliation in appendix; excludes restructuring and merger-related expenses Q1 2024 Financial and Operational Highlights

Q1 2024 Key Metrics Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses

+9.0% year-over-year and +2.0% (or +8.1% annualized) quarter-over-quarter Loan growth continues to demonstrate the strength of our markets and lending teams Loan production offices are contributing meaningfully to both commercial loan growth and the loan pipeline C&I loans increased 10.7% year-over-year and 3.0% quarter-over-quarter annualized, reflecting strategic loan production office and lender hiring initiatives CRE loan payoffs totaled approximately $63 million during the first quarter – as compared to an anticipated annual level in the $500 million range within a more normal operating environment C&I line utilization, as of 3/31/2024, increased ~180 basis points year-over-year to 34%, as compared to a mid-40% range prior to the pandemic Total loans up $1 billion year-over-year Q1 2024 Total Portfolio Loans

Solid deposit growth both year-over-year and quarter-over-quarter Note: “uninsured deposits” are approximated; “collateralized municipal deposits” are collateralized by securities Total deposits of $13.5 billion were up 4.8% year-over-year and 10.0% quarter-over-quarter annualized, reflecting deposit gathering and retention efforts by our retail and commercial teams Sequential quarter deposit growth funded loan growth and pay-down of FHLB borrowings Distribution: consumer ~53% and business ~34% (note: public funds, which are separately collateralized, ~13%) Total demand deposits represented 55% of total deposits, with the non-interest bearing component representing 29% Non-interest bearing demand deposits as a percentage of total deposits remain consistent with the percentage range prior to the pandemic Average loans to average deposits were 88.7%, providing continued capacity to fund loan growth Q1 2024 Total Deposits

Tangible common equity to tangible assets ratio improved 19 basis points year-over-year to 7.63% Weighted average yield 2.53% vs. 2.49% last year Weighted average duration 5.2 Total unrealized securities losses (after-tax): Available for Sale (“AFS”) = $242MM Held to Maturity (“HTM”) = $105MM Note: HTM losses not recognized in accumulated other comprehensive income Securities 18.7% of assets, down 282 basis points year-over-year Note: weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of ~24% Non-GAAP measure – please see reconciliation in appendix Q1 2024 Total Securities

NIM continues to reflect the higher rate environment and deposit remix Q1 2024 net interest margin of 2.92% reflects higher funding costs from increasing deposit costs and continued remix from non-interest bearing deposits into higher tier money market and certificate of deposit accounts, partially offset by loan growth and the benefit of rising interest rates on earning assets As anticipated, NIM declined 10 basis points quarter-over-quarter and 44 basis points year-over-year, reflecting the 525 basis point increase in the federal funds rate since March 2022 Total deposit funding costs, including non-interest bearing deposits, were 181 basis points, increasing 20 basis points sequentially and 116 basis points year-over-year Federal Home Loan Bank borrowings totaled $1.1 billion at 3/31/2024, down $250 million from 12/31/2023 Q1 2024 Net Interest Margin (NIM)

Non-interest income increased 10.8% year-over-year reflecting growth in wealth management and strength in new commercial swap fees Trust fees, which are seasonally higher in Q1, increased due to an 11.4% increase in trust assets, driven by both market value adjustments and organic growth New swap fee and valuation income includes $0.8 million in new swap fees and $0.8 million in fair market value adjustments As compared to new swap fees of $1.8 million and negative fair market value adjustments of $1.0 million last year The year-over-year increase in service charges on deposits reflects fee income from new products and services and increased general consumer spending Wealth management and commercial loan swaps driving growth Note: OREO = other real estate owned Q1 2024 Non-Interest Income

Committed to discretionary expense management Q1 2024 Non-Interest Expense Non-interest expense increased year-over-year primarily due to higher staffing costs and inflation but decreased quarter-over-quarter, reflecting lower quarterly average staffing levels and the timing of marketing campaigns Salaries and wages reflect last year’s annual merit increases and new revenue-producing hires, mainly commercial lenders, partially offset by efficiency improvements in the mortgage and branch staffing models Equipment and software expense increased due to the completed upgrade of our ATM fleet with the latest technology and general inflationary cost increases for existing service agreements Other operating expenses increased year-over-year primarily due to higher costs and fees in support of loan growth and higher miscellaneous taxes and expenses

Favorable asset quality measures compared to peer bank group Note: financial data as of quarter ending for dates specified; peer bank group includes all U.S. banks with total assets of $10B to $25B from S&P Capital IQ (as of 4/11/2024) and represent simple averages except criticized & classified loans as % of total loans which is a weighted average Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Strong Legacy of Credit Quality

Allowance coverage ratio of 1.09% Note: ACL at 3/31/2024 excludes off-balance sheet credit exposures of $8.2 million The decrease in the allowance was primarily driven by the dollar change in qualitative adjustments for loan concentrations During Q1 2024, recorded a provision for credit losses of $4.0 million, as compared to $3.6 million in the prior year period Allowance coverage ratio of 1.09% Excludes fair market value adjustments on previously acquired loans representing 0.11% of total portfolio loans Q1 2024 Current Expected Credit Loss (CECL)

Capital ratios above both regulatory and well-capitalized levels Note: financial data as of quarter ending 12/31; current year data as of 3/31/2024; WSBC adopted Current Expected Credit Losses (“CECL”) CECL accounting standard 1/1/2020 Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco’s Board of Directors Non-GAAP measure – please see reconciliation in appendix Tangible Equity to Tangible Assets (2) Tier 1 Risk-Based Capital Ratio Well-Capitalized 8.0% Required 6.0% Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels, with favorable tangible equity levels compared to peers ~1.0 million shares continue to remain for repurchase (as of 3/31/2024)(1) No shares repurchased during Q1 2024 Strong Capital Position

Appendix

Pre-Tax, Pre-Provision Income (PTPP) and Ratios Reconciliation

Net Income and Diluted Earnings per Share (EPS) Reconciliation

Tangible Book Value per Share Reconciliation

Efficiency Ratio Reconciliation

Return on Average Assets (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Return on Average Tangible Equity (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Tangible Equity to Tangible Assets Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007 Reconciliation